SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                       [x]
Filed by a Party other than the Registrant:[ ]

Check the appropriate box:

        [ ]        Preliminary Proxy Statement
        [ ]        Confidential, for use of the Commission only (as permitted by
                   Rule 14a-6(e)(2))
        [x]        Definitive Proxy Statement
        [ ]        Definitive Additional Materials
        [ ]        Soliciting Materials Pursuant to ss. 240.14a-11(c)
                   or ss.240.14a-12

                              AVIATION GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              AVIATION GROUP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

        [x]        No fee required.
        [ ]        Fee computed on table below per Exchange  Act Rules
                   14a-6(i)(1) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:

                  3) Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11:1

                  4) Proposed maximum aggregate value of transaction:

(1) Set forth amount on which the filing is calculated and state how it was determined.

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by  Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:

                                                                November 5, 1999





To the Shareholders:


I am pleased to invite you to attend the Annual Meeting of Shareholders of Aviation Group, Inc. to be held on Tuesday, December 7, 1999, commencing at 10:00 a.m. at the offices of the Company located at 700 North Pearl Street, Suite 2170, Dallas, Texas 75201. The meeting this year will focus on the election of two directors.

Aviation Group management is working hard to maximize value for all shareholders and to communicate its progress with you. We hope that, whether or not you plan to attend the Annual Meeting, you will complete, sign and return the enclosed Proxy as soon as possible in the envelope provided. Your vote is important to us. Returning the signed proxy card will ensure your representation at the Annual Meeting if you do not attend in person.

Sincerely,



/s/   Lee Sanders
-----------------
Lee Sanders
Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 7, 1999




To the Shareholders of
 Aviation Group, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Aviation Group, Inc., a Texas corporation (the "Company"), will be held on Tuesday, December 7, 1999, beginning at 10:00 a.m., Dallas time, at the offices of the Company, 700 North Pearl Street, Suite 2170, Dallas, Texas 75201, for the following purposes:

          1. To elect two directors to serve until the Annual Meeting of Shareholders to be held in the year 2002;

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed Friday, November 5, 1999, as the record date for determining the shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote will be available for inspection by any shareholder at the offices of the Company, 700 North Pearl Street, Suite 2170, Dallas, Texas, for ten days prior to the meeting.

         You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/   Lee Sanders
                                            ------------------------------------
                                            Lee Sanders
                                            Chairman and Chief Executive Officer

Dallas, Texas
November 5, 1999

                              AVIATION GROUP, INC.
                       700 North Pearl Street, Suite 2170
                               Dallas, Texas 75201

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD DECEMBER 7, 1999


         This Proxy Statement is furnished to shareholders of Aviation Group, Inc., a Texas corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, December 7, 1999, and is first being mailed with proxies to such shareholders on or about November 8, 1999. Proxies in the form enclosed, properly executed by shareholders and returned to the Company, which are not revoked, will be voted at the meeting. A proxy may be revoked at any time before it is voted by written notice thereof to the Secretary of the Company or by execution of a subsequent proxy.


                            OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders was the close of business on November 5, 1999. At the close of business on that date, the Company had issued, outstanding and entitled to vote at the meeting 3,573,929 shares of Common Stock, $.01 par value per share (the "Common Stock").


                        ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the shareholder specifies otherwise therein, will be voted:

          (i) FOR the election of the nominees named herein for the office of director; and

          (ii) In the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.


                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock in the shareholder's name on the record date. Shareholders have no cumulative voting rights.

         In order to be elected as a director, the nominee must receive a plurality of the votes cast at the meeting for the election of the director. Since the two nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies that are marked "abstain" will have no effect on the outcome of the election. Under Texas law, proxies relating to "street name" shares that are not voted by brokers on one or more matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote as to such matter or matters not voted upon.

         As of the date hereof, the Board of Directors knows of no other business that will be presented for action by the shareholders at this meeting. However, if other proper matters are brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holders.

         Should any nominee named herein for the office of director become unwilling or unable to accept nomination or election, the proxy holders will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Each nominee has expressed to management his intention, if elected, to serve the entire term for which his election is sought.


               MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

         The Board is not aware of any matters to come before the meeting other than those specified in the attached Notice of the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


                                 VOTE OF PROXIES

         All shares represented by duly executed proxies will be voted for or against, or not voted, as specified on each proxy with respect to the election of the nominees named herein as directors unless authority to vote for any nominee has been withheld. If no choice is indicated, a proxy will be voted FOR the election of the nominees named herein as directors. If for any unforeseen reason such nominee should not be available as a candidate for director, the proxies will be voted in accordance with the authority conferred in the proxy for such other candidate as may be nominated by the Board of Directors.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth certain information, as of October 15, 1999, with respect to the beneficial ownership of shares of the Common Stock (i) by any person or "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each director of the Company and each executive officer of the Company named in the Summary Compensation Table and (iii) by all directors and executive officers of the Company as a group. Except as otherwise indicated, each of the persons named below is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person.


         Name and Address                       Number of Shares
         of Beneficial Owner                Beneficially Owned (1)              Percent of Total (2)
         -------------------                ----------------------              --------------------

         Lee Sanders                              1,220,000  (3)                       32.2%
         700 North Pearl Street
         Suite 2170
         Dallas, Texas  75201

         Richard Morgan                             215,000  (4)                        5.7%

         Hank Clements                                2,950  (5)                          *

         Charles E. Weed                            132,563  (6)                        3.7%

         Gordon Whitener                             15,000  (7)                          *

         All executive officers and
         directors as a group (7  persons)        1,635,515                            40.5%

-------------------------------

*        Less than 1%

(1) This information has been furnished by the Company's transfer agent and the respective officers and directors. A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or convertible or exchangeable note.

(2) In calculating percentage ownership, all shares of Common Stock that the named shareholder has the right to acquire upon exercise of any option, warrant or convertible or exchangeable note are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the shareholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders. Percentages of shares beneficially owned are based upon 3,573,929 shares.

(3) Represents shares owned (i) 1,000,000 shares owned of record by The Sanders Companies, Inc., a corporation wholly owned by Mr. Sanders, (ii) warrants to purchase 200,000 shares at $1.6875 per share expiring 2003 and (iii) options to purchase 50,000 shares at $1.8563 per share expiring 2004, of which 40% had vested and were exercisable.

(4) Includes (i) 80,000 shares purchasable at $1.6875 per share pursuant to a warrant expiring March 31, 2003, (ii) 15,000 shares purchasable, at $1.6875 per share, under non-statutory options expiring in 2004, and (iii) 100,000 shares purchasable, at $1.6875 per share, under warrants expiring 2003.




                                      -6-





(5) Includes 2,500 shares purchasable, at $1.6875 per share, under warrants expiring in 2002.

(6) Includes (i) 11,292 shares issuable, at $4.50 per share, upon the conversion of convertible notes in the total principal amount of $50,814,
     (ii) 3,750 shares issuable, at $3.00 per share, upon the conversion of a convertible note in the principal amount of $11,250, (iii) 15,000 shares purchasable, at $1.6875 per share, under warrants expiring in 2004, and
     (iv) 5,000 shares purchasable, at $1.6875 per share, under warrants expiring in 2003.

(7) Represents shares purchasable, at $1.6875 per share, under warrants expiring in 2003 and 2004.


                              ELECTION OF DIRECTORS

GENERAL

         Two directors are to be elected at the meeting to hold office until the Annual Meeting of Shareholders to be held in the year 2002. The Board of Directors' nominees for the office of director are Lee Sanders and Richard Morgan. The nominees are currently directors of the Company.

         The Board of Directors is classified into three classes of directors pursuant to which the directors serve for staggered three-year terms. The terms of office of Messrs. Morgan, Weed, Whitener, Sanders, and Clements as directors expire at the annual meetings of shareholders to be held in 1999, 2000, 2001, 1999 and 2000, respectively.

         The Board of Directors of the Company held six meetings during the fiscal year ended June 30, 1999. During such fiscal year, all of the directors attended 60% or more of the meetings of the Board of Directors and the Committees on which they served.

DIRECTORS AND EXECUTIVE OFFICERS

         The names, current ages and positions of the executive officers and directors of the Company are as follows:

Name                           Age        Position

Lee Sanders (1)                 39        Chairman, President, Chief Executive
                                          Officer and Director
Richard Morgan (1)              42        Executive Vice President, Chief
                                          Financial Officer and Director
Paul Lubomirski                 46        President of Aviation Exteriors
                                          Louisiana, Inc., a subsidiary of the
                                          Company
John Arcari                     59        Vice President-Marketing and Develop-
                                          ment
Charles E. Weed (2)             68        Director
Gordon Whitener (3)             36        Director
Hank Clements (2)(3)            42        Director
--------------------------
(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee

BUSINESS HISTORIES OF DIRECTORS AND EXECUTIVE OFFICERS

         Lee Sanders has served as the founder, Chief Executive Officer, and principal owner of the Company and its predecessors for more than five years. As a result of his service for the Company and its predecessors, Mr. Sanders has experience in managing businesses that provide aircraft painting, aircraft interior modification and airline ground handling services. He also has a marketing background from his experiences in starting and operating private businesses. Mr. Sanders is responsible for overseeing the Company's marketing efforts, customer relations, production, finance, acquisitions and overall planning and operations. Mr. Sanders is a graduate of the University of Tennessee, with a Bachelor of Science in Business Administration.

         Charles E. Weed was elected a director of the Company in December 1996 and served as the President of Sunbelt Business Capital Incorporated ("Sunbelt") from August 1992 to February 1996. Mr. Weed is engaged in the business of making private investments individually and also serves as a consultant to the Company.

         Gordon Whitener was elected a director of the Company in December 1996 and has been President and Chief Executive Officer of Interface Americas of LaGrange, Georgia, a subsidiary of Interface Inc. and one of America's largest manufacturer's of commercial carpet since 1994. He is additionally a member of Interface Inc.'s board of directors. From 1992 to 1994, Mr. Whitener held various senior marketing and sales positions in the commercial carpet manufacturing industry with companies including Interface and Collins & Aikman. Mr. Whitener is a graduate of the University of Tennessee.

         Hank Clements was appointed a director of the Company on August 19, 1999. Mr. Clements is a resident of Dallas, Texas and since 1989 has been President of The Clements Group, Inc., a Texas-based government relations and political consulting firm. Mr. Clements is a graduate of Texas Tech University.

         Richard Morgan was appointed as a director of the Company on February 26, 1997, and as the Company's Chief Financial Officer and Executive Vice President in April 1998. He served as a consultant to the Company prior to April 1998. Mr. Morgan was formerly Chief Financial Officer of Search Capital Group, Inc. ("Search") from August 1985 through December 1994, when he voluntarily resigned. After Mr. Morgan's departure, eight Search subsidiaries conducting business in the sub-prime, used-automobile finance business filed for protection under Chapter 11 of the Federal Bankruptcy Code in August 1995. Mr. Morgan holds a graduate degree in business from Vanderbilt University.

         Paul Lubomirski was appointed as President of Pride Aviation, Inc., a subsidiary of the Company, in March 1996 and has over 20 years of experience with industrial and marine paint applications and has extensive knowledge of paint systems and electrostatic application equipment. He has served as an officer and employee of Pride since its incorporation in 1990. Mr. Lubomirski also has a solid administrative background from years of experience in operating private businesses and organizing and conducting many training seminars. Mr. Lubomirski attended the University of Hawaii where he majored in mechanical engineering. He directs the stripping and painting operations of the Company. He has primary responsibility for the Company's facilities and training programs applicable to the strip and paint operations.

         John Arcari was appointed as a Vice President of the Company in April 1997. From 1958 to 1987, he served in numerous line and management positions with Pan American World Airways. From 1987 to 1990, he was vice president of maintenance and engineering for Tower Air, a New York-based airline. From 1990 to 1993, he was president of Page Avjet, an aircraft heavy maintenance and overhaul outsourcing company. From 1994 until his employment with the Company, he was an independent consultant to aviation maintenance and service outsourcing companies.

         No family relationships exist among the directors or executive officers of the Company. Except as indicated above, none of the directors serve as members of the Board of Directors of another company which is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

BOARD COMMITTEES

         The Compensation Committee consists solely of Messrs. Whitener and Clements. The Compensation Committee recommends compensation for officers other than the President, administers incentive compensation and benefit plans, including the Company's 1997 Stock Option Plan, and recommends policies relating to such plans. The Compensation Committee held one meeting during the 1999 fiscal year.

         The Audit Committee  currently  consists of Messrs.  Weed and Clements.
The Audit Committee meets periodically with management and the Company's independent auditors and reviews the results and scope of audits and other services provided by the Company's independent auditors, the Company's accounting procedures, and the adequacy of the Company's internal controls. The Audit Committee held one meeting during the 1999 fiscal year.


         In  August  1998,  the  Board of  Directors  established  an  Executive
Committee. Messrs. Sanders and Morgan presently constitute the Executive Committee and are empowered to exercise the powers of the Board in the management of the business and affairs of the Company, except when the Board is in session and except for certain powers which may be exercised only by the Board.


DIRECTOR COMPENSATION

         Directors are reimbursed for certain expenses in connection with attendance at board and committee meetings. Non-employee directors have also been granted warrants for their services as directors. As a result of these grants, Mr. Whitener, Mr. Clements and Mr. Weed own warrants to purchase 15,000 shares, 2,500 shares and 20,000 shares, respectively, of Common Stock, exercisable at $1.6875 per share, which expire in 2003 and 2004.


                             EXECUTIVE COMPENSATION

         The following table sets forth information, for the fiscal years ended June 30, 1999, 1998, and 1997, regarding the compensation of the Company's Chief Executive Officer and one other executive officer who received compensation of more than $100,000 for the fiscal year ended June 30, 1999 (the "Named Executive Officers"). No other executive officers had compensation exceeding $100,000 for the fiscal year ended June 30, 1999.


                                             SUMMARY COMPENSATION TABLE


                                                                                                         Long Term
                                                                                                        ------------
                                                   Annual Compensation                                  Compensation
                                                  -------------------                                  ------------
                                                                                  Other Annual           Securities
                                        Fiscal                                    ------------           Underlying
     Name and Principal Position         Year         Salary         Bonus        Compensation            Options
------------------------------------ ------------  ------------- ------------- ------------------- ----------------------

Lee Sanders, President and           1999               $144,000                         $ 13,000 (1)
Chief Executive Officer              1998               $144,000    75,000               $ 13,000 (1)    250,000 (2)




Richard L. Morgan                    1999                120,000                           12,000 (1)
Executive Vice President and         1998                 30,000        --                117,000 (3)    115,000 (4)
Chief Financial Officer

--------------------

(1) Represents aggregate annual lease payments and insurance costs for an automobile.

(2) Represents (i) options to purchase 50,000 shares exercisable at $1.875 per share, and (ii) warrants to purchase 200,000 shares of Common Stock at $1.6875 per share expiring in 2003.

(3) Represents consulting fees earned prior to appointment as an executive officer of the Company.

(4) Represents (i) warrants to purchase 100,000 shares of Common Stock at $1.6875 per share expiring in 2003 and (ii) warrants to purchase 15,000 shares of Common Stock at $1.6875.


STOCK OPTIONS AND WARRANTS

         During the fiscal year ended June 30, 1999, the Board of Directors granted no options or warrants to Named Executive Officers. None of the options or warrants that have been granted to the Named Executive Officers were exercised during the fiscal year ended June 30, 1998. Following the end of the fiscal year, in August 1999, the Board of Directors determined to amend the outstanding options and warrants for the Company's employees and directors, including the Named Executive Officers, by reducing the exercise price to $1.6875 per share, which was the then current market price for the Common Stock. In August 1999, the Board also extended the expiration date of warrants to purchase 80,000 shares previously issued to Mr. Morgan from March 31, 1999 to March 31, 2003.


                                        FISCAL YEAR END OPTION/WARRANT VALUES

                                     Number of Securities                              Value of Unexercised
                                    Underlying Unexercised                                 In-the-Money
                                       Options/Warrants                                  Options/Warrants
Name                                   at June 30, 1999                                  at June 30, 1999
----                                ----------------------                             ---------------------
                               Exercisable        Unexercisable                    Exercisable      Unexercisable
                               -----------        -------------                    -----------      -------------
Lee Sanders                     200,000                   0                          $     0              0
                                 20,000              30,000                                0              0

Richard Morgan                   80,000                   0                                0              0
                                100,000                   0                                0              0
                                 15,000                   0                                0              0


EMPLOYMENT AND CONSULTING AGREEMENTS

         The Company engages Charles Weed as a consultant pursuant to a consulting agreement between Mr. Weed and the Company which expires in February 2000. The Company pays Mr. Weed a fee of $4,000 per month.

         The Company has an employment agreement with each of Paul Lubomirski and John Arcari. The employment agreements of Mr. Lubomirski and Mr. Arcari expire in 2000. Mr. Lubomirski and Mr. Arcari are paid annual salaries of $90,000 and $80,000, respectively. Each employment agreement contains a non-competition agreement for a period of three years after any expiration or termination of the agreement. Each employee is entitled to additional benefits, including disability insurance, life insurance, and health and dental insurance. Mr. Arcari is eligible for additional bonuses as may be determined by the Board of Directors. Mr. Lubomirski's employment agreement specifies a formula for bonus payments that varies between 10% and 70% of his annual salary if the net profit for the Company's painting subsidiary Aviation Exterior Louisiana, Inc. for any fiscal year exceeds certain amounts during the term of his agreement.

         The Company entered into an employment agreement with Lee Sanders in March 1996. In April and August 1997 and August 1998, the employment agreement was amended. The amended employment agreement requires the Company to pay Mr. Sanders an annual salary of $144,000 with increases at the end of each calendar year based on the Consumer Price Index. Mr. Sanders is eligible for a bonus to be determined in the sole discretion of the Board based on merit, the Company's financial performance and other relevant criteria. The employment agreement expires on August 13, 2000 but automatically extends for an additional year on August 13 of each year unless either party affirmatively elects not to extend the term. The employment agreement contains a non-competition agreement for three years after any expiration or termination of the agreement. Mr. Sanders is entitled to additional benefits, including disability insurance, life insurance, and health and dental insurance. If the Company terminates Mr. Sanders' employment at any time or if Mr. Sanders terminates his employment within one year after a change in ownership or control of the Company, the Company is required to pay him severance pay equal to the unpaid salary for the remainder of the term of the agreement plus the total salary and bonus compensation paid to him during the year period preceding the termination. A change in ownership or control of the Company includes appointment of any person other than Mr. Sanders as Chairman or Chief Executive Officer or the removal of him from either of such positions, any change in a majority of the Board members not approved by him, any transfer or issuance of shares representing more than 25% of the beneficial ownership of the Company if not approved in advance by Mr. Sanders, any material change in his authority or duties and any breach by the Company of the employment agreement not remedied within ten days after notice from him.

1997 STOCK OPTION PLAN

         The Company's 1997 Stock Option Plan (the "1997 Option Plan") was adopted by the Board of Directors and the Company's shareholders in February 1997. The purpose of the 1997 Option Plan is to provide increased incentives to key employees and directors of the Company to render services and exert maximum effort for the business success of the Company. Pursuant to the 1997 Option Plan, the Company may grant incentive and nonstatutory (nonqualified) stock options to key employees and directors of the Company. A total of 150,000 shares of Common Stock have been reserved for issuance under the 1997 Option Plan.

         The Board or the Compensation Committee has the authority to select the key employees and directors of the Company to whom stock options are granted (provided that incentive stock options only be granted to employees of the Company). Subject to the limitations set forth in the 1997 Option Plan, the Board or the Compensation Committee has the authority to designate the number of shares to be covered by each option, determine whether an option is to be an incentive stock option or a nonstatutory option, establish vesting schedules, specify the type of consideration to be paid to the Company upon exercise and, subject to certain restrictions, specify other terms of the options.

         The maximum term of options granted under the 1997 Option Plan is ten years. The aggregate fair market value of the stock with respect to which incentive stock options are first exercisable in any calendar year may not exceed $100,000 per incidence. Options granted under the 1997 Option Plan are nontransferable and generally expire within three months after the termination of an optionee's service to the Company. In general, if an optionee is disabled, dies or retires from his or her service to the Company, such option may be exercised up to three months following such disability or death unless the board or Compensation committee determine to allow a longer period for exercise.

         The exercise price of incentive stock options must not be less than the fair market value of the Common Stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant, and the term of those options cannot exceed five years.

         As of September 30, 1999, the Company had outstanding incentive stock options to purchase, at an exercise price of $1.6875 per share, an aggregate of 35,000 shares of Common Stock. In addition, Mr. Sanders has been granted an incentive stock option to purchase 50,000 shares of Common Stock at $1.8563 per share. These options expire in 2004 and 2005.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective March 1, 1996, in connection with the Company's acquisition of Pride Aviation, Inc. ("Pride"), the Company entered into a consulting agreement with Charles Weed, a director of the Company. This agreement expired in February 1998, at which time a new consulting agreement was reached with Mr. Weed. Under the new agreement, the Company is obligated to pay Mr. Weed a consulting fee of $4,000 per month until February 2000. As one of the selling owners of Pride, Mr. Weed was issued a 10% Convertible Note in the principal amount of $52,000 in connection with the Company's acquisition of Pride. He subsequently purchased an additional $70,000 of the Company's 10% Convertible Notes from another holder. Effective March 1, 1996, the Company also issued to Mr. Weed a convertible note in the principal amount of $27,000 in exchange for unpaid consulting fees owed to him by Pride. This note has terms similar to the Company's 10% Convertible Notes except that it is convertible at $3.00 (in lieu of $4.50) per share. As of June 30, 1999, Mr. Weed held convertible notes totaling $62,064 in principal amount. To induce the conversion by holders of the 10% Convertible Notes of the payments due on March 31, June 30 and September 30, 1999, the Company agreed to reduce the conversion price for these Notes to $1.75 per share. In May 1999, six holders of the Notes agreed to convert these payments totaling $221,000 for a total of 126,427 shares of Common Stock, including the conversion by Mr. Weed of $37,250 in principal amount of his Notes, plus accrued interest, for 24,954 shares of Common Stock.

         Mr. Weed was a member and manager of Sunbelt Business Capital, L.L.C. ("Sunbelt L.L.C."). In connection with the Pride acquisition, the Company issued 56,000 shares to certain of the former owners of Pride (including 8,354 shares to Mr. Weed) in exchange for the cancellation of $168,000 of debt. The remainder of this debt was contributed by these owners to Sunbelt L.L.C. Pride delivered a new promissory note dated March 1, 1996 to evidence this debt in the approximate amount of $155,000 to Sunbelt L.L.C. The note required payments of 27 equal monthly installments of $6,400. On May 13, 1997, when the outstanding principal balance of the note was $83,000, Sunbelt L.L.C. sold the note to Jerry R. Webb who at the same time loaned an additional $200,000 to Pride. The entire $283,000 debt to Mr. Webb was restructured and was evidenced by a new note payable in full in May, 1998, bearing interest at 18% per annum. The note required monthly payments of interest only. Mr. Weed owned a participation interest of $83,000 in the debt owed to Mr. Webb by Pride. On July 9, 1997, Jerry Webb advanced an additional $144,000 against certain receivables, for which the Company promised to pay Mr. Webb $150,000 on or before August 1, 1997. The maturity date was subsequently extended and this note, together with the existing note of $283,000, was repaid in late August 1997. The notes restricted the prepayment of principal; however, Mr. Webb allowed the prepayment in exchange for the issuance of 3,000 shares of Common Stock, of which he transferred 1,000 shares to Mr. Weed attributable to Mr. Weed's loan participation interest. In June 1999, Mr. Webb and another shareholder of the Company loaned the Company $600,000 in a note due December 31, 1999. As compensation for arranging this financing on behalf of the Company, Mr. Weed received 40,000 shares of the Company's Common Stock.

         In August 1998, under their prior acquisition agreements with the Company, two former shareholders of the Company, who own an aggregate of 82,165 shares of Common Stock, claimed that they were entitled to receive certain payments from the Company upon a resale of their shares. Charles E. Weed purchased 20,000, and three other existing Company shareholders purchased the remainder, of the shares of these two shareholders at a price of $3.00 per share, which was in the range of closing trading prices at the time of the sale in late August 1998. To facilitate the transaction, the Company agreed with each of the shareholders, including Mr. Weed, that the purchasers would receive at least $3.50 per share in sales proceeds upon any resale of these shares after one year. Mr. Weed and each shareholder agreed not to resell these shares for one year. As a result of this arrangement, the Company owed Mr.
Weed $10,000 which it is repaying at a rate of $3,000 per month.

         The Board of Directors of the Company believes that all transactions between the Company and any of its affiliates have been made on terms no less favorable to the Company than would have been obtained from non-affiliated third parties. Any future transactions between the Company and any of its affiliates will be subject to approval by a majority of the independent disinterested members of the Board of Directors or by a majority of the shareholders of the Company, other than any interested shareholders, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company will not make any loans to its officers, directors, 5% shareholders or affiliates, except for bona fide business purposes.


                              INDEPENDENT AUDITORS

         The firm of Hein + Associates, LLP has served as the independent auditors of the Company for the fiscal year ended June 30, 1999. A representative of such firm is expected to be present at the meeting and will be available to answer questions and will be afforded an opportunity to make a statement if desired.


                              SHAREHOLDER PROPOSALS

         Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the next annual meeting of shareholders of the Company scheduled to be held in November 1999 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth on the first page of this statement no later than the close of business on July 7, 2000. Any proposals from shareholders to be presented for consideration without inclusion in the proxy material in connection with the 2000 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth on the first page of this statement no later than the close of business on September 20, 2000. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2000 Annual Meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange
Commission (the "Commission"). Directors, officers and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a).

         Based solely on a review of the Form 3, 4 and 5 reports filed with the Commission, the Company believes that all reports of ownership and changes in ownership with respect to the fiscal year ended June 30, 1999 have been timely filed with the Commission as required by Section 16(a) of the Exchange Act, except as follows:

         Charles Weed failed to file with the Commission on a timely basis one report relating to conversion of a portion of his Convertible Notes into shares of Common Stock.

                                  OTHER MATTERS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. Arrangements have also been made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of soliciting materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

By Order of the Board of Directors,



/s/   Lee Sanders
------------------------------------
Lee Sanders,
Chairman and Chief Executive Officer

Dallas, Texas
November 5, 1999

                                                                           PROXY

                              AVIATION GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lee Sanders and Richard L. Morgan, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of Aviation Group, Inc. (the "Company") standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting to be held on Tuesday, December 7, 1999, or any adjournment(s) thereof.

The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated November 5, 1998.

         Item 1. Election of each of the following nominees to the Board of Directors of the Company: Lee Sanders, Richard Morgan

                  [ ]   FOR                     [ ]   WITHHOLD


The undersigned may withhold authority to vote for either nominee by lining through or otherwise striking out the name of such nominee.

         Item 2. Other matters that may properly come before the meeting:


                  [ ]   FOR         [ ]     AGAINST        [ ]   ABSTAIN

(a vote "FOR" indicated above signifies the authority to cast your votes in accordance with the judgment of the proxy holders.)

             PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ABOVE


                                                     (CONTINUED ON REVERSE SIDE)
--------------------------------------------------------------------------------

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES FOR DIRECTOR, AND FOR PROPOSALS 2 AND 3. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

                                                DATE:
                                                       -------------------------


                                                --------------------------------
                                                            Signature



                                                --------------------------------
                                                           Signature

                                                Please date this  proxy and sign
                                                your name exactly  as it appears
                                                hereon.  When there is more then
                                                one  owner,  each  should  sign.
                                                When signing as an attorney, ad-
                                                ministrator, executor, guardian
                                                or  trustee,   please  add  your
                                                title as  such.  If executed  by
                                                a corporation,  the proxy should
                                                be signed  by a  duly authorized
                                                officer.


      PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.